UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
(Amendment No.     )

Filed by the Registrant ☐ Filed by a Party other than the Registrant ☒

Check the appropriate box:

☒       Preliminary Proxy Statement

☐       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐       Definitive Proxy Statement

☐       Definitive Additional Materials

☐       Soliciting Material under §240.14a-12

TSR, INC.

(Name of Registrant as Specified In Its Charter)

ZEFF CAPITAL, L.P.
ZEFF HOLDING COMPANY, LLC
DANIEL ZEFF
H. TIMOTHY ERIKSEN
BRADLEY M. TIRPAK

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒       No fee required.

☐       Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)       Title of each class of securities to which transaction applies:

(2)       Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)       Proposed maximum aggregate value of transaction:

(5)       Total fee paid:

☐          Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)       Amount Previously Paid:

(2)       Form, Schedule or Registration Statement No.:

(3)       Filing Party:

(4)       Date Filed:

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

TSR, Inc.
2018 ANNUAL MEETING OF STOCKHOLDERS
November 28, 2018

PROXY STATEMENT
OF
ZEFF CAPITAL, L.P.

PLEASE SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD TODAY.

This proxy statement (this “Proxy Statement”) and the enclosed WHITE proxy card are being furnished by Zeff Capital, L.P. (“Zeff Capital”), Zeff Holding Company, LLC (“Holding”) and Daniel Zeff (collectively, the “Zeff Group”) in connection with the solicitation of proxies from the holders of shares of common stock, par value $0.01 per share (the “Common Stock”), of TSR, Inc., a Delaware corporation (the “Company”), for the 2018 Annual Meeting of Stockholders of the Company scheduled to be held at 9:00 a.m., local time, on November 28, 2018, at the Radisson Hotel, located at 110 Vanderbilt Motor Parkway, Hauppauge, New York 11788, and at any adjournments, postponements or other delays thereof and at any special meeting that may be called in lieu thereof  (the “Annual Meeting”).

At the Annual Meeting, the Company’s stockholders will consider and act upon the following matters:

1.	The election of two Class I directors, each to hold office until the Company’s 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”) or until their respective successors have been elected and qualified.
2.	The ratification of the appointment by the Audit Committee of the Board of Directors of the Company (the “Board”) and the Board of CohnReznick LLP (“CohnReznick”) as the independent registered public accountants of the Company to audit and report on its consolidated financial statements for the fiscal year ending May 31, 2019.
3.	A proposal submitted by Zeff Capital requesting a declassified board structure.
4.	A proposal by Zeff Capital to specify that the number of directors that constitute the whole Board may be increased only with the approval of at least 80 percent of the authorized directors.
5.	A proposal by Zeff Capital to repeal any amendments to the Amended and Restated By-laws of the Company (the “By-laws”) adopted by the Board without the approval of stockholders after August 27, 2018 (which is the date of the last publicly disclosed amendment to the By-laws), and prior to the effectiveness of the resolution effecting such repeal.
6.	The transaction of such other business that may properly come before the Annual Meeting.

As of the date of this Proxy Statement, Zeff Capital is the record owner of 304,291 shares of Common Stock. Including the 304,291 shares held of record by Zeff Capital, the Zeff Group is the beneficial owner of an aggregate of 437,774 shares of Common Stock, representing approximately 22.3 percent of the Common Stock outstanding. The Zeff Group intends to vote the shares of Common Stock beneficially owned by them: (1) “FOR” the election of its director nominees, H. Timothy Eriksen and Bradley M. Tirpak (each, a “Nominee”); (2) “FOR” the ratification of the appointment of CohnReznick as the Company’s independent registered public accountants for the fiscal year ending May 31, 2019; (3) “FOR” the Board taking all necessary steps to eliminate the classification of the Board and to require that all directors must be elected on an annual basis; (4) “FOR” amendments to the By-laws to provide that the number of directors that constitute the whole Board may be increased only with the approval of at least 80 percent of the authorized directors; and (5) “FOR” the repeal of any amendments to the By-laws adopted by the Board without the approval of stockholders after August 27, 2018 and prior to the effectiveness of this resolution.

The Company has disclosed that it has set the close of business on October 19, 2018 (the “Record Date”), as the record date for determining stockholders entitled to vote at the Annual Meeting.

Additional information concerning the Nominees is set forth under the caption “Proposal 1—Election of Directors.” The Nominees are also “participants” in this proxy solicitation.

THE ZEFF GROUP IS CONDUCTING THIS PROXY SOLICITATION AND IS NOT ACTING ON BEHALF OF THE COMPANY OR THE BOARD.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOUR PROMPT ACTION IS IMPORTANT. MAKE YOUR VIEWS CLEAR TO THE BOARD BY AUTHORIZING A PROXY TO VOTE FOR EACH PROPOSAL BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED WHITE PROXY CARD.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES OF COMMON STOCK YOU OWN.

Do not return any [color] proxy card that you may receive from the Company, even as a protest vote. If you have already submitted a [color] proxy card, it is not too late to change your vote. To revoke your prior proxy and change your vote, simply sign, date and return the enclosed WHITE proxy card in the postage-paid envelope provided. Only your latest signed and dated proxy will be counted.

This Proxy Statement is dated [•], 2018, and is first being mailed to stockholders, along with the enclosed WHITE proxy card, on or about [•], 2018.

PLEASE VOTE BY SIGNING, DATING AND RETURNING THE ENCLOSED
WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

IMPORTANT INFORMATION REGARDING THIS PROXY SOLICITATION

Your prompt action is important. The Zeff Group urges you to vote the enclosed WHITE proxy card TODAY. Your vote is important, no matter how many or how few shares of Common Stock you own. Please send in your WHITE proxy card today.

For additional information or assistance, please contact InvestorCom, Inc. (“InvestorCom”), the firm assisting the Zeff Group in its solicitation of proxies:

InvestorCom, Inc.

65 Locust Avenue, Suite 302

New Canaan, CT 06840

Stockholders call toll-free: (877) 972-0090

Banks and brokers call collect: (203) 972-9300

TABLE OF CONTENTS

Page

ABOUT THE ZEFF GROUP	1
REASONS FOR THIS PROXY SOLICITATION	1
QUESTIONS AND ANSWERS ABOUT THIS PROXY SOLICITATION	2
BACKGROUND OF THIS PROXY SOLICITATION	8
PROPOSAL 1—ELECTION OF DIRECTORS	10
PROPOSAL 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	13
PROPOSAL 3—PROPOSAL REQUESTING A DECLASSIFIED BOARD STRUCTURE	14
PROPOSAL 4—PROPOSAL REGARDING INCREASES TO BOARD SIZE	15
PROPOSAL 5—BY-LAW RESTORATION PROPOSAL	16
VOTING AND PROXY PROCEDURES	17
Securities Entitled to Vote	17
Quorum	17
Vote Required	17
Voting by Proxy	18
Attending the Annual Meeting	19
Revocation of Proxies	20
SOLICITATION OF PROXIES	21
OTHER MATTERS	22
Miscellaneous	22
Interests of Participants in this Proxy Solicitation	22
Important Notice Regarding the Availability of Proxy Materials	22
Certain Information Regarding the Company	22
Stockholder Nominations and Proposals For the 2019 Annual Meeting	23
FORWARD-LOOKING STATEMENTS	23
OTHER INFORMATION	24
CERTAIN INFORMATION CONCERNING THE PARTICIPANTS IN THE SOLICITATION	A-1

ABOUT THE ZEFF GROUP

Zeff Capital, founded in 2009, is a highly selective value investment fund focused on the least efficient sectors of the market. The fund seeks long term investments in deeply undervalued securities with great long term potential. Mr. Zeff is the president and managing member of Zeff Capital.

The Zeff Group currently owns approximately 22.3 percent of the Common Stock. The Zeff Group believes that it is the Company’s largest stockholder.

REASONS FOR THIS PROXY SOLICITATION

The Zeff Group believes that the Board is not appropriately focused on acting in the best interests of stockholders. Over the past year, the Board has overseen numerous decisions that, in the opinion of the Zeff Group, lack a rational business purpose. For example, the Board continues to support the Company’s chief executive officer—and even reward him with additional compensation. For the most recent fiscal year ended May 31, 2018, the chief executive officer received more in total compensation than the entire net income attributable to the Company, even though revenues and consultants on billing declined for the fourth quarter of the fiscal year.

The Zeff Group believes that it is time for new directors with the fresh perspectives and a sense of urgency necessary to unlock the Company’s full potential. To that end, the Zeff Group has nominated two experienced and respected individuals who they believe would each, consistent with the best interests of the Company, work to help improve the Company’s operations and corporate governance. The Zeff Group believes that these improvements will result in increased stockholder value. The Zeff Group believes that the Nominees have excellent qualifications and will bring insightful and experienced voices to the Board.

The Zeff Group also believes that there are numerous governance improvements that should be made at the Company. For example, the Company still uses an archaic classified board structure where individual directors stand for election just once every three years. The Zeff Group believes that as a matter of good corporate governance, each director should be elected each year.

QUESTIONS AND ANSWERS ABOUT THIS PROXY SOLICITATION

The following are some of the questions that you, as a stockholder of the Company, may have about this proxy solicitation and the answers to those questions. The following is not a substitute for the information contained in the remainder of this Proxy Statement, and the information contained below is qualified by the more detailed descriptions and explanations contained elsewhere in this Proxy Statement. The Zeff Group urges you to read this entire Proxy Statement (including the annex) carefully before deciding whether to grant a proxy.

Q:	Who is making this solicitation?
A:	Proxies are being solicited by the Zeff Group. The Zeff Group believes that it is the Company’s largest stockholder, with beneficial ownership of an aggregate of 437,774 shares of Common Stock, representing approximately 22.3 percent of the Common Stock.

Additional information about the Zeff Group is set forth under the caption “About the Zeff Group.”

Q:	What is being voted on at the Annual Meeting?
A:	At the Annual Meeting, the Company’s stockholders will consider and act upon the following matters:
1.	The election of two Class I directors, each to hold office until the 2021 Annual Meeting or until their respective successors have been elected and qualified.
2.	The ratification of the appointment by the Audit Committee of the Board and the Board of CohnReznick as the independent registered public accountants of the Company to audit and report on its consolidated financial statements for the fiscal year ending May 31, 2019.
3.	A proposal submitted by Zeff Capital requesting a declassified board structure.
4.	A proposal by Zeff Capital to specify that the number of directors that constitute the whole Board may be increased only with the approval of at least 80 percent of the authorized directors.
5.	A proposal by Zeff Capital to repeal any amendments to the By-laws adopted by the Board without the approval of stockholders after August 27, 2018 (which is the date of the last publicly disclosed amendment to the By-laws), and prior to the effectiveness of the resolution effecting such repeal.
Q:	How does the Zeff Group recommend that I vote?
A:	At the Annual Meeting, the Zeff Group recommends that you vote:
1.	“FOR” the election of the Nominees, H. Timothy Eriksen and Bradley M. Tirpak;
2.	“FOR” the ratification of the appointment of CohnReznick as the Company’s independent registered public accountants for the fiscal year ending May 31, 2019;

3.	“FOR” the Board taking all necessary steps to eliminate the classification of the Board and to require that all directors must be elected on an annual basis;
4.	“FOR” amendments to the By-laws to provide that the number of directors that constitute the whole Board may be increased only with the approval of at least 80 percent of the authorized directors; and
5.	“FOR” the repeal of any amendments to the By-laws adopted by the Board without the approval of stockholders after August 27, 2018 and prior to the effectiveness of this resolution.

The Zeff Group intends to vote its shares of Common Stock consistent with these recommendations.

Q:	Why is the Zeff Group soliciting your vote?
A:	The Zeff Group believes it is time for new directors with the fresh perspectives and a sense of urgency necessary to unlock the Company’s full potential. To that end, the Zeff Group has nominated two experienced and respected individuals who they believe would, consistent with the best interests of the Company, help improve stockholder value and the Company’s operations and corporate governance. The Zeff Group believes that the Nominees have excellent qualifications and will bring insightful and experienced voices to the Board.

Additional information concerning the background of, and the Zeff Group’s reasons for, this proxy solicitation is set forth under the captions “Background of this Proxy Solicitation” and “Reasons for this Proxy Solicitation,” respectively.

Q:	Who are the Nominees?
A:	The Nominees, H. Timothy Eriksen and Bradley M. Tirpak, are highly qualified individuals with a diversity of experience relevant to the Company. The principal occupation and business experience of each Nominee is set forth under the caption “Proposal 1— Election of Directors.”
Q:	Who can vote at the Annual Meeting?
A:	If you are a record or beneficial owner of shares of Common Stock as of the close of business on the Record Date, then you have the right to vote at the Annual Meeting.
Q:	How many shares of Common Stock must be voted in favor of the Nominees to elect them?
A:	Directors of the Company are elected by a plurality of all of the votes cast at the Annual Meeting, assuming a quorum is present. For this purpose, “plurality” means that the individuals receiving the greatest number of votes are elected as directors, up to the maximum number of directors to be elected.

The Company has disclosed that two directors are standing for election at the Annual Meeting. Accordingly, at the Annual Meeting, the two nominees who receive the greatest number of “FOR” votes (among votes properly cast in person or by proxy) will be elected as Class I directors for terms expiring at the 2021 Annual Meeting and until their respective successors have been duly elected and qualified. A signed proxy that withholds authority with respect to the election of any or all nominees will be counted for purposes of determining whether there is a quorum, but, with respect to any specific nominee, will not be considered to have been voted for such nominee. Broker non-votes, if any, are not considered votes cast and will have no effect.

Q:	How many shares of Common Stock must be voted in favor of the Zeff Group’s proposals to amend the By-laws?
A:	Each of the Zeff Group’s proposals to amend the By-laws will be approved, assuming a quorum is present, if the holders of two-thirds of the stock represented and entitled to vote on the proposal vote “FOR” such proposal. Abstentions, if any, have the same effect as a vote “AGAINST” these proposals. Broker non-votes, if any, will have no effect.
Q:	How many shares of Common Stock must be voted in favor of any proposal other than the election of directors and the Zeff Group’s proposals to amend the By-laws that properly comes before the Annual Meeting?
A:	With respect to any proposal other than the election of directors and the Zeff Group’s proposals to amend the By-laws, and the Zeff Group’s proposals regarding board size and by-law restoration, that properly comes before the Annual Meeting, assuming a quorum is present, such proposal will be approved if the holders of a majority of the stock represented and entitled to vote on the proposal vote “FOR” such proposal. Abstentions, if any, have the same effect as a vote “AGAINST” such a proposal. Broker non-votes, if any, will have no effect.
Q:	What should I do in order to vote at the Annual Meeting?
A:	If you hold your shares of Common Stock on the books and records of the Company in your own name, please authorize a proxy to vote by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided.

If you hold your shares of Common Stock in “street name” in the name of a bank, brokerage firm, dealer, trust company or other nominee, only that entity can exercise your right to vote your shares of Common Stock and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, brokerage firm, dealer, trust company or other nominee to ensure that a WHITE proxy card is submitted on your behalf. Please follow the instructions on the enclosed WHITE voting instruction form to provide voting instructions to your bank, brokerage firm, dealer, trust company or other nominee. If your bank, brokerage firm, dealer, trust company or other nominee provides for voting instructions to be delivered by telephone or over the Internet, instructions will be included on the enclosed WHITE voting instruction form.

YOUR VOTE IS VERY IMPORTANT. If you do not plan to attend the Annual Meeting, the Zeff Group encourages you to vote the enclosed WHITE proxy card TODAY so that your shares of Common Stock will be represented and voted in accordance with your instructions. Even if you plan to attend the Annual Meeting in person, the Zeff Group recommends that you sign, date and return a WHITE proxy card so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	Can I use the WHITE proxy card to vote for any of the Company’s nominees?
A:	No. Under the rules of the Securities and Exchange Commission (the “SEC”), the Zeff Group may only solicit proxies in support of the Nominees. If you wish to vote for other nominees, you will need to return the Company’s [color] proxy card or attend the Annual Meeting in person and vote by ballot.
Q:	How do proxies work?
A:	Giving the Zeff Group your proxy means that you authorize the proxy holders designated by the Zeff Group to vote your shares of Common Stock at the Annual Meeting according to the directions that you provide. Whether or not you are able to attend the Annual Meeting, the Zeff Group urges you to vote the enclosed WHITE proxy card TODAY. If you specify a choice with respect to any item by marking the appropriate box on the WHITE proxy card, the shares of Common Stock to which that proxy card relates will be voted in accordance with that specification. If no specification is made, the shares of Common Stock will be voted (1) “FOR” the election of the Nominees, H. Timothy Eriksen and Bradley M. Tirpak; (2) “FOR” the ratification of the appointment of CohnReznick as the Company’s independent registered public accountants for the fiscal year ending May 31, 2019; (3) “FOR” the Board taking all necessary steps to eliminate the classification of the Board and to require that all directors must be elected on an annual basis; (4) “FOR” amendments to the By-laws to provide that the number of directors that constitute the whole Board may be increased only with the approval of at least 80 percent of the authorized directors; (5) “FOR” the repeal of any amendments to the By-laws adopted by the Board without the approval of stockholders after August 27, 2018 and prior to the effectiveness of this resolution; and (6) in the proxy holders’ discretion as to any other matters that may properly come before the Annual Meeting.
Q:	What is the deadline for submitting proxies?
A:	Proxies can be submitted until the polls are closed at the Annual Meeting. However, to be sure that the Zeff Group receives your proxy in time to utilize it, please provide your proxy as early as possible.
Q:	May I change my vote?
A:	Yes. Even after you have submitted your proxy, you may change your vote at any time by returning a later dated proxy card or voting at the Annual Meeting by ballot. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.
Q:	What should I do if I receive a [color] proxy card from the Company?
A:	We urge you to discard any [color] proxy card you receive from the Company. If you submit a WHITE proxy card, do not sign or return a [color] proxy card solicited by the Company or follow any voting instructions provided by the Company unless you want to change your vote. Only your latest signed and dated proxy will count.
Q:	Whom should I contact if I have any questions about the Zeff Group’s solicitation?
A:	Please call or write InvestorCom, the firm assisting the Zeff Group in its solicitation, at:

InvestorCom, Inc.

65 Locust Avenue, Suite 302

New Canaan, CT 06840

Stockholders call toll-free: (877) 972-0090

Banks and brokers call collect: (203) 972-9300

IMPORTANT

Your vote is important, no matter how many or how few shares of Common Stock you own.

THE ZEFF GROUP RECOMMENDS THAT YOU VOTE FOR ALL OF THE NOMINEES.

Please vote each and every WHITE proxy card and WHITE voting instruction form that you receive as each account must be voted separately.

BACKGROUND OF THIS PROXY SOLICITATION

The Zeff Group believes that it is the Company’s largest stockholder, with beneficial ownership of an aggregate of 437,774 shares of Common Stock, representing approximately 22.3 percent of the Common Stock. The Zeff Group began investing in the Company based on the belief that the Common Stock was undervalued.

From time to time, Mr. Zeff has discussed various matters with Chris Hughes, the Company’s chief executive officer and president of the Company. Other members of the Board were present for some of these discussions. These discussions principally focused on the Zeff Group’s frustration with the Company’s operating results and ways to improve stockholder value.

On June 25, 2018, Joseph F. Hughes and his wife announced their desire to sell all of their shares of Common Stock. In this announcement, it was requested that a sale of the Company be immediately pursued. Mr. J. Hughes is the Company’s former chief executive officer. At the time, Mr. J. Hughes and his wife had beneficial ownership of over 41 percent of the Common Stock.

On July 9, 2018, the Company announced the formation of Special Committee of the Board to consider the request from Mr. J. Hughes and evaluate strategic alternatives for the Company. To date, the Company has never announced the results (if any) of the work undertaken by the Special Committee.

On July 26, 2018, Zeff Capital acquired a portion of the Common Stock beneficially owned by Mr. J. Hughes and his wife. Also on July 26, 2018, the Zeff Group filed a Schedule 13D disclosing its beneficial ownership of 19.5 percent of the Common Stock.

Following this acquisition, Mr. Zeff continued to discuss various matters with Mr. C. Hughes. As before, other members of the Board were present for some of these discussions. Mr. Zeff continued to express his frustration with the Company’s operating results and poor corporate governance. At times, Mr. Zeff expressed his belief that the Board should be reconstituted.

On August 27, 2018, the Company announced that the Board unilaterally amended the By-laws to remove the right of stockholders to call special meetings. Stockholders had this right for at least 20 years.

On August 29, 2018, the Company announced that the Board adopted a stockholder rights plan. This device, commonly known as a poison pill, has significant impact on the ability of stockholders to communicate among themselves about their investment in the Company.

On September 19, 2018, Zeff Capital delivered a letter to Raymond A. Roel in his capacity as chairman of the Compensation Committee and Nominating Committee. This letter expressed, among other things, the continued grave concerns of the Zeff Group that the Board is acting in a manner that is not consistent with shareholder interests. The Zeff Group filed this letter on an amendment to its Schedule 13D.

On October 9, 2018, and in accordance with the By-laws, Zeff Capital delivered a letter to the Company (the “Nomination Letter”) nominating the Nominees for election to the Board as Class I directors at the Annual Meeting. The Nomination Letter also included proposals concerning (1) the Board taking all necessary steps (other than steps that must be taken by stockholders) to eliminate the classification of the Board and to require that all directors must be elected on an annual basis; (2) amendments to the By-laws to provide that the number of directors that constitute the whole Board may be increased only with the approval of at least 80 percent of the authorized directors; and (3) the repeal of any provision or amendment to the By-laws adopted by the Board without stockholder approval after August 27, 2018 (which is the date of the last publicly available amendment to the By-laws). On the same day, Zeff Capital also made a request to inspect certain books and records of the Company, as permitted by applicable law.

On October 10, 2018, Zeff Capital issued a press release concerning the submission of the Nomination Letter.

On October [•], 2018, the Zeff Group filed this Proxy Statement.

PROPOSAL 1—ELECTION OF DIRECTORS

The Company has disclosed that two directors are standing for election at the Annual Meeting. Accordingly, at the Annual Meeting, the two nominees who receive the greatest number of “FOR” votes (among votes properly cast in person or by proxy) will be elected as Class I directors for terms expiring at the 2021 Annual Meeting or until their respective successors have been elected and qualified. The Zeff Group is seeking your support at the Annual Meeting to elect the Nominees, H. Timothy Eriksen and Bradley M. Tirpak.

The Nominees have furnished the following information regarding their principal occupations and certain other matters. The ages of the nominees are given as of October 9, 2018. Each of the nominees is a citizen of the United States of America, and Mr. Tirpak is also a citizen of the Republic of Ireland.

Tim Eriksen, age 49, founded Eriksen Capital Management, a Lynden, Washington-based investment advisory firm (“ECM”), in 2005. Mr. Eriksen is the President of ECM. Mr. Eriksen is the Chief Executive Officer and Chief Financial Officer of, and since July 2015 has been a director of, Solitron Devices, Inc. (“Solitron”). Solitron designs, develops, manufactures and markets solid-state semiconductor components and related devices primarily for the military and aerospace markets. Since April 2018, Mr. Eriksen has been a director of Novation Companies, Inc. (“Novation”). Novation owns Healthcare Staffing, Inc., which, among other activities, provides outsourced healthcare staffing and related services. Prior to founding ECM, Mr. Eriksen worked for Walker’s Manual, Inc., a publisher of books and newsletters on micro-cap stocks, unlisted stocks and community banks. Earlier in his career, Mr. Eriksen worked for Kiewit Pacific Co, a subsidiary of Peter Kiewit Sons, as an administrative engineer on the Benicia Martinez Bridge project. Mr. Eriksen received a B.A. from The Master’s University and an M.B.A. from Texas A&M University.

The Zeff Group believes that Mr. Eriksen’s extensive financial expertise, including knowledge of micro-cap companies and capital allocation processes, would be of substantial value to the Board. Mr. Eriksen also brings experience as a public company director and executive.

Brad Tirpak, age 48, is a managing of Palm Ventures, an investment company founded in 1992. Mr. Tirpak has been a director of Full House Resorts, Inc., a casino developer and operator, since December 2014, a director of Flowgroup plc, formerly an energy supplier, since July 2017, and a director of Birner Dental Management Services, Inc., a manager of geographically dense dental practice networks in select markets, since December 2017. From April 2015 to February 2017, he was a director of Applied Minerals, Inc., a leading producer of halloysite clay and advanced natural iron oxide solutions, and from January 2010 to February 2012, he was a director of USA Technologies, Inc., a digital payment, consumer engagement and logistics service provider. From 2009 to 2016, Mr. Tirpak was founder and Chief Executive Officer of Locke Partners and managed various investment partnerships that focused on engaging public companies to improve corporate governance and improve stockholder returns. Earlier in his career, he worked for Credit Suisse First Boston, Caxton Associates, Sigma Capital Management and Chilton Investment Company. Previously, Mr. Tirpak founded Access Telecom, Inc., an international telecommunications company based in Mexico City, Mexico. Mr. Tirpak received a B.S. from Tufts University and an M.B.A from Georgetown University.

The Zeff Group believes that Mr. Tirpak’s experience in evaluating corporate activities and opportunities, and his experience with corporate governance and investments, would be of substantial value to the Board. Mr. Tirpak also brings experience as a public company director.

THE ZEFF GROUP URGES YOU TO VOTE FOR THE ELECTION OF THE NOMINEES, H. TIMOTHY ERIKSEN AND BRADLEY M. TIRPAK, ON THE ENCLOSED WHITE PROXY CARD TODAY.

Even if all of the Nominees are elected, they will not constitute a majority of the Board. The Nominees will not alone be able to cause the Company to take any action. However, the Nominees expect to be able to actively engage other Board members in full discussion of the issues facing the Company and resolve them together. By utilizing their respective experiences and working constructively with the other Board members, the Zeff Group believes that the Nominees can effect positive change at the Company. If elected, the Zeff Group expects the Nominees to advocate for improvements to the Company’s corporate governance, including repealing the classification of the Board. The Zeff Group is not aware of any plans by the Nominees to take any specific actions if elected to the Board other than to advocate for a repeal of the classification of the Board.

There can be no assurance that if any of the Nominees are elected, any other members of the Board who are not the Nominees will serve with the Nominees.

Except as set forth in this Proxy Statement, the Zeff Group believes that each Nominee is independent within the meaning of the rules of The Nasdaq Stock Market (“Nasdaq”) and is not currently affiliated with the Company or any of its subsidiaries. The Zeff Group has no knowledge of any facts that would prevent the determination that each of the Nominees is independent in accordance with the corporate governance standards of the Company, the pertinent listing standards of Nasdaq and any applicable legal requirements. Consequently, the Zeff Group believes that if the Nominees are elected, a majority of the directors will be independent within the meaning of the Nasdaq rules and there will be a sufficient number of independent directors to serve on the Board’s Audit Committee, Compensation Committee and Nominating Committee. If the Nominees are elected, the composition of the Board’s committees will be determined by the Board.

Each of the Nominees has consented to being named as a nominee in this Proxy Statement and to serve as a director of the Company if elected. The Zeff Group does not expect that any of the Nominees will be unable to stand for election to the Board or to serve as a director if elected. In the event that a vacancy in the Zeff Group’s slate of nominees should occur because any Nominee is unable to serve or for good cause will not serve, Zeff Capital may appoint a substitute candidate that it selects and the shares of Common Stock represented by the enclosed WHITE proxy card will be voted for such substitute nominee. If Zeff Capital appoints a substitute nominee, the Zeff Group will make a filing with the SEC that (1) identifies such substitute nominee; (2) discloses that such substitute nominee has consented to being named in this Proxy Statement, as supplemented, and to serve as a director of the Company if elected; and (3) includes the information with respect to such substitute nominee required to be disclosed under the SEC’s proxy rules. In the event that the Company refuses to permit a substitute nominee as contemplated by this paragraph by reason of the By-Laws or otherwise, the Zeff Group reserve the right to challenge such By-Laws or the application of such By-Laws to such substitute nominee or take other action in an appropriate legal proceeding.

Zeff Capital reserves the right to nominate additional nominees if the Company (1) purports to increase the number of directorships; or (2) makes or announces any changes to the By-Laws or takes or announces any other action that purports to have, or if consummated would purport to have, the effect of disqualifying any of the Nominees. To the extent that the Company proposes to put up for election more than two nominees at the Annual Meeting, Zeff Capital reserves the right to nominate an equal number of additional persons, which Zeff Capital believes would be an available remedy under Delaware law in response to any attempt by the Company to interfere with the voting rights of the Company’s stockholders. Additional nominations made pursuant to the foregoing are without prejudice to the position of the Zeff Group that any attempt to change the size of the Board or disqualify any of the Nominees or any substitute or additional alternate nominees through amendments to the By-Laws or otherwise would constitute unlawful manipulation of the Company’s corporate machinery. If Zeff Capital appoints an additional nominee, the Zeff Group will make a filing with the SEC that (1) identifies such additional nominee; (2) discloses that such additional nominee has consented to being named in this Proxy Statement, as supplemented, and to serve as a director of the Company if elected; and (3) includes the information with respect to such additional nominee required to be disclosed under the SEC’s proxy rules. Zeff Capital reserves the right to challenge any action by the Company that has, or if consummated would have, the effect of disqualifying any Nominee or substitute or additional nominee. Zeff Capital further reserves the right to nominate fewer than all of the Nominees or to nominate persons to fill any vacancies on the Board.

To the extent that only two directorships are up for election at the Annual Meeting, the Zeff Group will use proxies solicited only to vote for the Nominees (or any substitute nominee, as described above). If Zeff Capital substitutes a nominee or proposes an additional nominee, the Zeff Group will make the filings with the SEC described above. Only then will the shares of Common Stock represented by the enclosed WHITE proxy card be voted for any substitute nominee or additional nominee.

If elected, the Nominees, together with the other directors of the Company, will be responsible for managing the business and affairs of the Company. Each director of the Company has an obligation to comply with his or her fiduciary duties under Delaware law. It is possible that circumstances may arise in which the interests of the Zeff Group, on the one hand, and the interests of other stockholders of the Company, on the other hand, may differ. In that case, the Zeff Group expects the Nominees to fully discharge their fiduciary obligations to the Company and its stockholders under Delaware law.

The Nominees will not receive any compensation from the Zeff Group for their services as directors of the Company if elected. Each of the Nominees, if elected, will be entitled to receive from the Company compensation paid by the Company to its non-employee directors. The compensation currently paid by the Company to its non-employee directors is described in the Company’s definitive proxy statement filed with the SEC on September 27, 2018 (the “Company Proxy Statement”).

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

As discussed in further detail in the Company Proxy Statement, the Audit Committee of the Board and the Board have appointed CohnReznick as the Company’s independent registered public accountants for the fiscal year ending May 31, 2019. The Company is submitting the appointment of CohnReznick for ratification by the stockholders at the Annual Meeting.

Additional information regarding this proposal is contained in the Company Proxy Statement.

The Zeff Group recommends that you vote “FOR” this proposal. The Zeff Group intends to vote its shares of Common Stock “FOR” this proposal.

PROPOSAL 3—PROPOSAL REQUESTING A DECLASSIFIED BOARD STRUCTURE

The Board is currently classified, meaning that only some directors stand for election each year. Individual directors only stand for election once every three years.

This proposal urges the Board to take all necessary steps (other than any steps that must be taken by the stockholders) to eliminate the classification of the Board and to require that all directors be elected on an annual basis.

Proposal 3 provides for the adoption of the following resolution:

RESOLVED, that the stockholders of TSR, Inc. urge the Board of Directors to take all necessary steps (other than any steps that must be taken by stockholders) to eliminate the classification of the Board of Directors and to require that all directors be elected on an annual basis.

The Zeff Group acknowledges that there are circumstances in which it may be beneficial for a company to have a classified board of directors. For example, a classified board may reduce a company’s vulnerability to certain potentially abusive takeover tactics by encouraging potential acquirers to negotiate at arms-length with the board of directors.

However, the Zeff Group believes that a classified board reduces a board’s accountability to stockholders because directors only stand for election once every three years.

The Zeff Group believes that the costs imposed by stockholders from a classified board structure more than outweigh any benefits.

The Zeff Group recommends that you vote “FOR” this proposal. The Zeff Group intends to vote its shares of Common Stock “FOR” this proposal.

PROPOSAL 4—PROPOSAL REGARDING INCREASES TO BOARD SIZE

Article III, Section 2 of the By-laws provide that the “number of directors which shall constitute the whole board shall be not less than three nor more than eight.” Such section further provides that within these limits, “the number of directors shall be determined by resolution of the board of directors.”

The Zeff Group believes that the Board is composed of too many directors, imposing needless expense on the Company.

Although the Zeff Group respects the Board’s right to increase the number of directors on the Board, the Zeff Group believes that such a decision should only be made pursuant to a supermajority vote of the Board.

Proposal 4 provides for the adoption of the following resolutions:

RESOLVED, that Article III, Section 2 of the by-laws of TSR, Inc. is amended to read as follows (underline indicates additions):

Section 2. The number of directors which shall constitute the whole board shall be not less than three nor more than eight. The first board shall consist of three directors. Thereafter, within the limits above specified, the number of directors shall be determined by resolution of the board of directors (it being understood that the affirmative vote of at least 80% of the then-authorized number of directors will be required to (a) increase the number of authorized directors or (b) amend this Article III, Section 2) or by the stockholders at the annual meeting. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

RESOLVED, that Article III, Section 8 of the by-laws of TSR, Inc. is amended to read as follows (underline indicates additions):

Section 8. At all meetings of the board a majority of the directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation or by these by-laws (including but not limited to the 80% vote requirement for increases to the number of authorized directors or to amend such requirement as provided by Article III, Section 2 hereof, it being understood that the affirmative vote of at least 80% of the then-authorized number of directors will also be required to amend this Article III, Section 8). If a quorum shall not be present at any meeting of the board of directors the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

The Zeff Group recommends that you vote “FOR” this proposal. The Zeff Group intends to vote its shares of Common Stock “FOR” this proposal.

PROPOSAL 5—BY-LAW RESTORATION PROPOSAL

Pursuant to the Company’s Certificate of Incorporation, as amended, and the By-Laws, the Board has the power to amend or repeal the By-Laws by a vote of the majority of the Board at any regular or special meeting of the Board. As of the date of this Proxy Statement, the Zeff Group is not aware of any decision by the Board to adopt, amend or repeal any provision of the By-Laws since August 27, 2018 (which is the date of the last publicly disclosed amendment to the By-Laws), but it is possible that, following the date of this Proxy Statement and prior to the adoption of this resolution, such an amendment could be adopted by the Board or become effective. Such an amendment could negatively impact the ability of the Zeff Group to solicit or obtain proxies from stockholders or otherwise adversely affect the ability of stockholders to vote on Proposal 1. The Zeff Group would like to ensure that stockholders have the ability to elect the Nominees at the Annual Meeting.

Although adoption of this proposal could have the effect of repealing previously undisclosed amendments to the By-Laws without considering the beneficial nature, if any, of such amendments to the stockholders, it would not repeal any such amendments that were approved by stockholders. In particular, the repeal of any By-Laws pursuant to this proposal could have the effect of reversing amendments to the By-Laws implemented by the Board that are aligned with stockholder interests.

Proposal 5 provides for the adoption of the following resolution:

RESOLVED, that each provision or amendment of the by-laws of TSR, Inc. adopted by the Board of Directors without the approval of the stockholders after August 27, 2018 (the last date of purported changes), and prior to the approval of this resolution is repealed, effective as of the time that this resolution is approved by the stockholders.

The Zeff Group recommends that you vote “FOR” this proposal. The Zeff Group intends to vote its shares of Common Stock “FOR” this proposal.

VOTING AND PROXY PROCEDURES

Securities Entitled to Vote

Based on information publicly disclosed by the Company, the shares of Common Stock constitute the only class of outstanding voting securities of the Company. Accordingly, only holders of shares of Common Stock as of the close of business on the Record Date are entitled to vote at the Annual Meeting. Each share of Common Stock entitles its holder to one vote. There are no cumulative voting rights. According to the Company Proxy Statement, the Company had 1,962,062 shares of Common Stock outstanding as of September 21, 2018. If you are a stockholder of record as of the Record Date, you will retain your right to vote at the Annual Meeting even if you sell your shares of Common Stock after the Record Date.

Quorum

The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. Your shares of Common Stock will be counted toward the quorum only if you submit a valid proxy (or one is submitted on your behalf by your bank, brokerage firm, dealer, trust company or other nominee) or if you vote in person by ballot at the Annual Meeting. Abstentions, broker non-votes and votes withheld will be counted toward the quorum requirement. If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote at the Annual Meeting, present in person or by proxy, may adjourn the Annual Meeting.

Vote Required

Directors of the Company are elected by a plurality of all of the votes cast at the Annual Meeting, assuming a quorum is present. For this purpose, “plurality” means that the individuals receiving the greatest number of votes are elected as directors, up to the maximum number of directors to be elected. The Company has disclosed that two directors are standing for election at the Annual Meeting. Accordingly, at the Annual Meeting, the two nominees who receive the greatest number of “FOR” votes (among votes properly cast in person or by proxy) will be elected as Class I directors for terms expiring at the 2021 Annual Meeting or until their successors have been elected and qualified. A signed proxy that withholds authority with respect to the election of any or all nominees will be counted for purposes of determining whether there is a quorum, but, with respect to any specific nominee, will not be considered to have been voted for such nominee. Broker non-votes, if any, are not considered votes cast and will have no effect.

By voting using the enclosed WHITE proxy card, you will only be able to vote for the Nominees. If you wish to vote for a different slate of nominees, you will need to return the Company’s [color] proxy card or attend the Annual Meeting in person and vote by ballot. If your shares of Common Stock are held in “street name” in the name of a bank, brokerage firm, dealer, trust company or other nominee, you will not be able to vote in person by ballot at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your bank, brokerage firm, dealer, trust company or other nominee and present it at the Annual Meeting.

Each of the Zeff Group’s proposals to amend the By-laws will be approved, assuming a quorum is present, if the holders of two-thirds of the stock represented and entitled to vote on the proposal vote “FOR”such proposal. Abstentions, if any, have the same effect as a vote “AGAINST” these proposals. Broker non-votes, if any, will have no effect.

With respect to any proposal other than the election of directors and the Zeff Group’s proposals to amend the By-laws, and the Zeff Group’s proposals regarding board size and by-law restoration, that properly comes before the Annual Meeting, assuming a quorum is present, such proposal will be approved if the holders of a majority of the stock represented and entitled to vote on the proposal vote “FOR” such proposal. Abstentions, if any, have the same effect as a vote “AGAINST” such a proposal. Broker non-votes, if any, will have no effect.

The Zeff Group currently intends to deliver this Proxy Statement and a WHITE proxy card to a sufficient number of holders of shares of Common Stock to elect the Nominees and approve its proposals.

Pursuant to applicable SEC rules, the Company is required to announce the preliminary or final voting results within four business days of the Annual Meeting by means of a Current Report on Form 8-K filed with the SEC.

Voting by Proxy

Please authorize a proxy to vote by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided TODAY.

If you hold your shares of Common Stock in more than one account, you will receive a WHITE proxy card for each account. To ensure that all of your shares of Common Stock are voted, please sign, date and return the WHITE proxy card for each account.

YOUR VOTE IS VERY IMPORTANT. If you do not plan to attend the Annual Meeting, the Zeff Group encourages you to vote the enclosed WHITE proxy card today so that your shares of Common Stock will be represented and voted in accordance with your instructions. Even if you plan to attend the Annual Meeting in person, the Zeff Group recommends that you vote your WHITE proxy card so that your vote will be counted if you later decide not to attend the Annual Meeting.

The enclosed WHITE proxy card may be signed only by holders of record of shares of Common Stock as of the close of business on the Record Date. If you were a stockholder of record as of the close of business on the Record Date, you will retain your voting rights at the Annual Meeting even if you sell some or all of your shares of Common Stock after the Record Date. Accordingly, it is important that you vote all of the shares of Common Stock held by you as of the close of business on the Record Date, or grant a proxy to vote your shares of Common Stock on the enclosed WHITE proxy card, even if you sell some or all of your shares of Common Stock after the Record Date.

If you are a beneficial owner of shares of Common Stock held in “street name” in the name of a bank, brokerage firm, dealer, trust company or other nominee, these proxy materials are being forwarded to you by your bank, brokerage firm, dealer, trust company or other nominee. As a beneficial owner, you must instruct your broker, dealer, trustee or nominee how to vote. Your broker, dealer, trustee or nominee cannot vote your shares of Common Stock on your behalf without your instructions.

If you are a beneficial owner of shares of Common Stock held in “street name” and do not provide voting instructions to your bank, brokerage firm, dealer, trust company or other nominee, your shares of Common Stock will not be voted on any proposal on which your bank, brokerage firm, dealer, trust company or other nominee does not have or does not exercise discretionary authority to vote, such as a non-routine matter for which you do not provide voting instructions. This is referred to as a “broker non-vote.” The Zeff Group believes that due to the contested nature of the election at the Annual Meeting, all of the matters to be voted on at the Annual Meeting are considered non-routine. Accordingly, banks, brokerage firms, dealers, trust companies and other nominees will be unable to exercise discretionary voting authority with respect to the election of directors or with respect to any of the proposals to be voted on at the Annual Meeting.

Depending upon your bank, brokerage firm, dealer, trust company or other nominee, you may be able to vote either by telephone or over the Internet. Please refer to the enclosed WHITE voting instruction form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed WHITE voting instruction form.

Because a beneficial owner is not the stockholder of record, if you wish to vote your shares of Common Stock in person by ballot at the Annual Meeting, you must obtain a “legal proxy” from the bank, brokerage firm, dealer, trust company or other nominee that holds your shares of Common Stock.

IMPORTANT

Regardless of how many shares of Common Stock you own, your vote is very important. Please vote by signing, dating and returning the enclosed WHITE proxy card.

Please vote each WHITE proxy card that you receive as each account must be voted separately.

Do not return any [color] proxy card that you may receive from the Company, even as a protest vote. If you have already submitted a [color] proxy card, it is not too late to change your vote. To revoke your prior proxy and change your vote, simply sign, date and return the enclosed WHITE proxy card in the postage-paid envelope provided. Only your latest signed and dated proxy will be counted.

Attending the Annual Meeting

You are entitled to attend the Annual Meeting if you are a stockholder of record as of the close of business on the Record Date.

If you are a beneficial owner of shares of Common Stock held in “street name” in the name of a bank, brokerage firm, dealer, trust company or other nominee, your name will not appear in the Company’s register of stockholders. Those shares of Common Stock are held in the name of your bank, brokerage firm, dealer, trust company or other nominee on your behalf. In order for you to attend the Annual Meeting, you must bring a letter or account statement showing that you beneficially own the shares of Common Stock held by your bank, brokerage firm, dealer, trust company or other nominee. To ensure that your shares of Common Stock are voted at the Annual Meeting, you should promptly give instructions to your bank, brokerage firm, dealer, trust company or other nominee to ensure that a WHITE proxy card is submitted on your behalf.

Please refer to the Company Proxy Statement for additional information about attending the Annual Meeting, including any requirements to gain admission to the Annual Meeting.

Revocation of Proxies

If you are a record owner of shares of Common Stock as of the close of business on the Record Date and have mailed a proxy card to the Company, you may revoke that card before it is voted at the Annual Meeting by mailing a signed WHITE proxy card bearing a date later than the proxy card that you delivered to the Company either to the Zeff Group in care of InvestorCom, Inc., 65 Locust Avenue, Suite 302, New Canaan, CT 06840, or to such address as the Company may provide. Only your latest signed and dated proxy will count and will serve as a revocation of any prior proxy submitted. Proxies may also be revoked at any time prior to being voted at the Annual Meeting by: (1) attending the Annual Meeting and voting in person by ballot (attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy); or (2) delivering a written notice of revocation. A written revocation may be in any form validly signed by the record holder or an authorized agent of the record holder as long as it clearly states that the proxy previously given is no longer effective. A written notice of revocation may be delivered either to the Zeff Group in care of InvestorCom, Inc., 65 Locust Avenue, Suite 302, New Canaan, CT 06840, or to such address as the Company may provide. Although a revocation is effective if delivered to the Company, the Zeff Group requests that you mail or deliver either the original or a copy of any revocation to the Zeff Group in care of InvestorCom, Inc., 65 Locust Avenue, Suite 302, New Canaan, CT 06840. The Zeff Group may contact stockholders who have revoked their proxies.

If your shares of Common Stock are held in “street name” in the name of a bank, brokerage firm, dealer, trust company or other nominee and you wish to revoke a proxy card, you must return a later dated proxy to your bank, brokerage firm, dealer, trust company or other nominee. Only your latest signed and dated proxy will count. You may also revoke a proxy at any time before it is voted at the Annual Meeting by attending the Annual Meeting and voting in person by ballot (attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy). You will also need to obtain a “legal proxy” from the bank, brokerage firm, dealer, trust company or other nominee that holds your shares of Common Stock in order to vote in person by ballot at the Annual Meeting.

By submitting your proxy to the Zeff Group by signing and dating the enclosed WHITE proxy card, you are revoking all prior proxies that you have previously given with respect to the Annual Meeting.

SOLICITATION OF PROXIES

The initial solicitation of proxies by mail may be supplemented by telephone, fax, email, newspapers and other publications of general distribution, through the Internet, and by personal solicitation by the Zeff Group and the persons listed on Annex A who are “participants” in the solicitation of proxies. No additional compensation for soliciting proxies will be paid to such participants for their proxy solicitation efforts.

The Zeff Group has retained InvestorCom for solicitation and advisory services in connection with the solicitation of proxies, for which InvestorCom is to receive a fee of up to $15,000. Up to 30 people may be employed by InvestorCom in connection with the solicitation of proxies. The Zeff Group has also agreed to reimburse InvestorCom for out-of-pocket expenses and to indemnify InvestorCom against certain liabilities and expenses, including reasonable legal fees and related charges. InvestorCom will solicit proxies from individuals, banks, brokerage firms, dealers, trust companies, other nominees and other institutional holders.

The Zeff Group’s expenses related to the solicitation of proxies are currently estimated to be approximately $[•], of which approximately $[•] has been incurred to date. Such costs include, among other things, expenditures for attorneys, public relations advisors, proxy solicitors, printing, advertising, postage and other miscellaneous expenses and fees. The entire expense of soliciting proxies by or on behalf of the Zeff Group is being borne by the Zeff Group. Bank, brokerage firms, dealers, trust companies and other nominees will be requested to forward solicitation materials to beneficial owners of shares of Common Stock. The Zeff Group will reimburse banks, brokerage firms, dealers, trust companies and other nominees for their reasonable expenses for sending solicitation material to beneficial owners.

To the extent legally permissible, if successful in the election of one or more of the Nominees, the Zeff Group currently intends to seek reimbursement from the Company for the costs of this solicitation. The Zeff Group does not currently intend to submit the question of such reimbursement to a vote of the stockholders of the Company.

OTHER MATTERS

Miscellaneous

Except as set forth in this Proxy Statement, the Zeff Group is not aware of any other proposals to be considered at the Annual Meeting. However, if the Zeff Group learns of any other proposals made a reasonable time before the Annual Meeting, the Zeff Group will either supplement this Proxy Statement and provide stockholders with an opportunity to vote by proxy directly on the proposal or will not exercise discretionary authority with respect to the proposal. If other proposals are made thereafter, the persons named as proxies on the WHITE proxy card will vote such proxies in their discretion on such proposals.

Interests of Participants in the Solicitation

This proxy solicitation is being conducted by the Zeff Group. The information in this Proxy Statement and in Annex A about the other persons listed on Annex A who are “participants” in the solicitation of proxies by the Zeff Group was provided by that participant.

Important Notice Regarding the Availability of Proxy Materials:

This Proxy Statement and the WHITE proxy card are available at http://www.icommaterials.com/TSRI.

Certain Information Regarding the Company

Based on information publicly disclosed by the Company, the Company’s principal executive office is located at 400 Oser Avenue, Hauppauge, New York 11788.

The Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is required to file reports, proxy statements and other information with the SEC. Reports, proxy statements and other information filed by the Company with the SEC may be inspected at, and copies may be obtained from, the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a website (www.sec.gov) where reports, proxy and information statements and other information regarding issuers and others that file electronically with the SEC may be obtained free of charge.

The Zeff Group has omitted from this Proxy Statement certain disclosure required by applicable law to be included in the Company Proxy Statement in reliance on Rule 14a-5(c) of the Exchange Act. Such disclosure includes (1) interests of certain persons in matters to be acted upon, other than the Zeff Group and the Nominees; (2) voting securities and principal holders thereof, other than the Zeff Group and the Nominees; (3) information regarding directors and executive officers, other than the Nominees; and (4) compensation of directors and executive officers. The Zeff Group was not involved in the preparation of the Company Proxy Statement, and cannot reasonably confirm the accuracy or completeness of certain information contained in the Company Proxy Statement.

Except as otherwise stated in this Proxy Statement, the information in this Proxy Statement concerning the Company has been taken from or is based upon documents and records on file with the SEC and other publicly available information. Although the Zeff Group has no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement that are made in reliance upon publicly available information are inaccurate or incomplete, to date (1) the Zeff Group has not had access to the books and records of the Company related to such information and statements; (2) was not involved in the preparation of such information; and (3) is not in a position to verify such information and statements. All information relating to any person other than the participants is based only on the knowledge of the Zeff Group.

Stockholder Nominations and Proposals For the 2019 Annual Meeting

The Company Proxy Statement discloses the following information related to the submission of stockholder proposals for the 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”):

Any proposal that a stockholder of the Company intends to present at the 2019 Annual Meeting must be received by the Company at its principal executive office not later than June 27, 2019 for inclusion in the Company’s proxy statement and form of proxy relating to that meeting. Pursuant to the By-laws, the deadline for submitting a proposal is the date that is not less than 120 days prior to the anniversary of the date on which the Company released its proxy statement in connection with the prior year’s annual meeting to its stockholders. The Company is releasing its proxy statement for the Annual Meeting to its stockholders on October 24, 2018. Any such proposal must also comply with the other requirements of the proxy solicitation rules of the SEC.

Please refer to the Company Proxy Statement for additional information on these matters.

FORWARD-LOOKING STATEMENTS

This Proxy Statement may contain certain statements that are “forward looking” in nature, and stockholders should be aware that any such forward-looking statements are only predictions and subject to risks and uncertainties that exist in the business environment that could render actual outcomes and results materially different from that predicted. In some cases, such forward-looking statements may be identified by terminology such as “may,” “will,” “could,” “should,” “plan,” “expect,” “intend” or “believe” or the negative of such terms or other comparable terminology. You should not place undue reliance on any such statements, and any forward-looking statements made in this Proxy Statement are qualified in their entirety by these cautionary statements. There can be no assurance that the actual results or developments anticipated by the Zeff Group will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company or its business, operations or financial condition. Except to the extent required by applicable law, the Zeff Group undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

OTHER INFORMATION

This Proxy Statement is dated October [•], 2018. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to stockholders will not create any implication to the contrary.

YOUR PROMPT ACTION IS IMPORTANT. THE ZEFF GROUP URGES YOU TO VOTE THE ENCLOSED WHITE PROXY CARD TODAY.

ANNEX A

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, the Nominees and certain other persons are “participants” with respect to the Zeff Group’s solicitation of proxies. The following sets forth certain information about the persons and entities who are participants. Each natural person who is a participant is a citizen of the United States of America (Mr. Tirpak is also a citizen of the Republic of Ireland).

Certain Information Concerning the Nominees

There are no material legal proceedings in which any of the Nominees or any of their associates is a party adverse to the Company or any of its subsidiaries, or proceedings in which such Nominees or associates have a material interest adverse to the Company or any of its subsidiaries. There are no family relationships among the Nominees or between any of the Nominees and any director or executive officer of the Company.

Except as disclosed in this Proxy Statement, none of the Nominees has been involved in any legal proceedings in the preceding ten years described in Item 401(f) of Regulation S-K promulgated under the Exchange Act (“Regulation S-K”). Except as disclosed in this Proxy Statement, there are no arrangements or understandings between any of the Nominees and any other party pursuant to which any such Nominee was or is to be selected as a director or nominee. Except as disclosed in this Proxy Statement, none of the Nominees nor any of their associates has received any cash compensation, cash bonuses, deferred compensation, compensation pursuant to plans, or other compensation, from, or in respect of, services rendered on behalf of the Company, or is subject to any arrangement described in Item 402 of Regulation S-K.

The following table sets forth the names and business addresses of the Nominees, as well as the names and principal business addresses of the corporation or other organization in which the principal occupations or employment of the Nominees is carried on. The principal occupations or employment of the Nominees are set forth under the caption “Proposal 1 — Election of Directors.”

Name	Business Address
H. Timothy Eriksen	567 Wildrose Circle, Lynden, Washington 98264
Bradley M. Tirpak	39 Dover Street, London, W1S4NN, United Kingdom

Indemnification Agreements with Certain Participants

Zeff Capital has entered into, or agreed to enter into, substantially identical indemnity and nominee letter agreements (the “Nominee Agreements”) with the Nominees pursuant to which it has agreed to indemnify the Nominees, to the fullest extent permitted by Delaware and other applicable law, against, and to hold the Nominees harmless against, any and all claims of any nature, whenever brought or asserted, arising in connection with the Zeff Group’s consideration of nominating directors at the Annual Meeting. The Nominees will not be entitled to indemnification for claims arising solely from willful misconduct, intentional and material violations of law, criminal actions or material breach of the terms of the Nominee Agreements. Indemnification will not apply to any claims made against the Nominees in their capacity as a director of the Company, but will nevertheless apply with respect to acts, omissions and events occurring before the effective date of the Nominees becoming directors of the Company. Subject to the terms of the Nominee Agreements, this indemnification will include any and all losses, liabilities, damages, demands, claims, suits, actions, judgments, or causes of action, assessments, costs and expenses, including, without limitation, interest, penalties, reasonable attorneys’ fees, and any and all reasonable costs and expenses incurred in investigating, preparing or defending against any such claims or litigation, commenced or threatened, any civil, criminal, administrative or arbitration action, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation asserted against, resulting, imposed upon, or incurred or suffered by the Nominees, directly or indirectly, as a result of or arising from the Zeff Group’s consideration of nominating directors at the Annual Meeting. The Zeff Group also agreed to reimburse the reasonable and documented expenses of the Nominees.

Information Concerning the Zeff Group

Zeff Capital is a Delaware limited partnership. The principal address of Zeff Capital is 885 Sixth Avenue, New York, New York 10001. The principal business of Zeff Capital is as an investment partnership.

Holding is a Delaware limited liability company. The principal address of Holding is 885 Sixth Avenue, New York, New York 10001. The principal business of Holding is acting as general partner for Zeff Capital. Holding, as general partner for Zeff Capital, may be deemed to have the power to direct the voting and disposition of the shares of Common Stock beneficially owned by Zeff Capital, and may be deemed to be the indirect beneficial owner of such shares. Holding disclaims beneficial ownership of such shares for all other purposes.

Mr. Zeff is a citizen of the United States of America. The principal business of Mr. Zeff is investing in securities in his capacity as investment manager for Zeff Capital and as sole manager of Holding. Mr. Zeff, as the sole manager and member of Holding, may be deemed to have the power to direct the voting and disposition of the shares of Common Stock beneficially owned by Zeff Capital, and may be deemed to be the indirect beneficial owner of such shares. Mr. Zeff disclaims beneficial ownership of such shares for all other purposes.

Information Regarding Ownership of Common Stock by the Participants

As of the date of this Proxy Statement, the Nominees do not beneficially own any shares of Common Stock and no associates of the Nominees beneficially own any shares of Common Stock. Except as described in this Proxy Statement, none of the participants or any of their respective associates owns any shares of Common Stock of record that such person or entity does not own beneficially. None of the participants or any of their respective associates beneficially own any other securities of the Company.

Transactions in the Company’s Securities by the Participants

During the two years prior to October 9, 2018, the participants purchased or sold the following securities of the Company. Except as disclosed in this Proxy Statement, none of the purchase price or market value of the securities listed below is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Zeff Capital, L.P.

Date of Transaction	Number of Shares	Nature of Transaction
06/13/2017	1,168	(1)
06/13/2017	50,719	(2)
06/14/2017	44,966	(2)
06/15/2017	46,110	(2)
09/05/2017	2,671	(1)
09/13/2017	100	(1)
09/14/2017	5,500	(1)
09/15/2017	2,119	(1)
09/18/2017	3,920	(1)
09/19/2017	3,500	(1)
09/20/2017	3,300	(1)
09/21/2017	10,000	(1)
10/16/2017	5,000	(1)
10/17/2017	5,000	(1)
11/01/2017	2,000	(1)
11/07/2017	2,155	(1)
11/28/2017	683	(1)
11/30/2017	2,824	(1)
12/01/2017	5,600	(1)
12/04/2017	2,100	(1)
12/22/2017	350	(1)
12/26/2017	580	(1)
12/27/2017	80	(1)
12/28/2017	2,525	(1)
01/02/2018	2,000	(1)
02/09/2018	5,030	(1)
03/12/2018	2,500	(1)
03/13/2018	5,000	(1)
03/14/2018	221	(1)
03/15/2018	1,000	(1)
03/27/2018	200	(1)
03/28/2018	600	(1)
04/02/2018	2,500	(1)
04/03/2018	1,200	(1)
05/08/2018	204	(2)
05/14/2018	300	(2)
05/17/2018	905	(2)
06/26/2018	2,234	(2)
06/27/2018	1,188	(1)
07/23/2018	304,291	(3)
08/21/2018	50,580	(1)
08/22/2018	300	(1)
08/23/2018	4,800	(1)

__________________________

(1)	Open market purchase of shares of Common Stock. May be comprised of multiple purchases on such date.
(2)	Open market sale of shares of Common Stock. May be comprised of multiple sales on such date.
(3)	Private purchase of shares of Common Stock.

Miscellaneous Information Concerning the Participants

Except as described in this Annex A or in this Proxy Statement, neither any participant nor any of his respective associates or affiliates (together, the “Participant Affiliates”) (1) is either a party to any transaction or series of transactions since the beginning of the Company’s last fiscal year, or has knowledge of any currently proposed transaction or series of proposed transactions, (a) to which the Company or any of its subsidiaries was or is to be a participant; (b) in which the amount involved exceeds $120,000; and (c) in which any participant or Participant Affiliate had, or will have, a direct or indirect material interest; or (2) has a substantial interest, direct or indirect, by security holdings or otherwise, in any matter presently expected by the Zeff Group to be acted upon at the Annual Meeting. Furthermore, except as described in this Annex A or this Proxy Statement, no participant or Participant Affiliate (1) directly or indirectly beneficially owns any securities of the Company or any securities of any subsidiary of the Company, or (2) has had any relationship with the Company in any capacity other than as a stockholder.

Except as described in this Annex A or in this Proxy Statement, no participant or Participant Affiliate has entered into any agreement or understanding with any person with respect to any future employment by the Company or any of its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

Except as described in this Annex A or in this Proxy Statement, there are no contracts, arrangements or understandings by any participant or Participant Affiliate since the beginning of the Company’s last fiscal year, with any person with respect to any securities of the Company, including, but not limited to, the transfer or voting of such securities, joint ventures, loan or option arrangements, puts or calls, guaranties of loans, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies, consents or authorizations.

The Zeff Group and each of the Nominees may be deemed to have an interest in the election of the Nominees directly or indirectly through the record or beneficial ownership of shares of Common Stock or the Nominee Agreements. The Nominees may also be deemed to have an interest in their election to the Board by virtue of the compensation and indemnification that they will, or will be entitled to, receive from the Company if elected as directors.

Except as described in this Annex A or in this Proxy Statement, there are no arrangements, agreements or understandings between or among the participants or between or among participants and any other persons or entities in connection with the election of the Nominees, and none of the participants will receive additional compensation from the Zeff Group in connection with the election of the Nominees.

Except as described in this Annex A or in this Proxy Statement, there are no material proceedings in which the Nominees or any of their respective associates is a party adverse to the Company or any of its subsidiaries, or material proceedings in which such Nominee or associate has a material interest adverse to the Company or any of its subsidiaries.

Except as described in this Annex A or in this Proxy Statement, (1) no occupation or employment is or was carried on by any Nominee with the Company or any corporation or organization which is or was a parent, subsidiary or other affiliate of the Company; and (2) none of the Nominees has ever served on the Board.

1

Except as described in this Annex A or in this Proxy Statement, there are no family relationships between any Nominee and any director or executive officer of the Company.

During the Company’s last fiscal year, the Zeff Group was not the beneficial owner of more than 10 percent of the Common Stock. To the knowledge of the Zeff Group, the Zeff Group did not fail to file on a timely basis any reports required by Section 16(a) of the Exchange Act during the Company’s most recent fiscal year or any other applicable prior fiscal years.

Except as described in this Annex A or in this Proxy Statement, there are no relationships or dealings between the Nominees and the Company or any of its subsidiaries, affiliates, directors, officers or agents.

2

IMPORTANT

PLEASE REVIEW THIS PROXY STATEMENT AND
THE ENCLOSED MATERIALS CAREFULLY.

YOUR VOTE IS VERY IMPORTANT, NO MATTER HOW MANY OR
HOW FEW SHARES OF COMMON STOCK YOU OWN.

1.       If you hold your shares of Common Stock on the books and records of the Company in your own name, please authorize a proxy to vote by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided.

2.        If you hold your shares of Common Stock in “street name” in the name of a bank, brokerage firm, dealer, trust company or other nominee, only that entity can exercise your right to vote your shares of Common Stock and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, brokerage firm, dealer, trust company or other nominee to ensure that a WHITE proxy card is submitted on your behalf. Please follow the instructions on the enclosed WHITE voting instruction form to provide voting instructions to your bank, brokerage firm, dealer, trust company or other nominee. If your bank, brokerage firm, dealer, trust company or other nominee provides for voting instructions to be delivered by telephone or over the Internet, instructions will be included on the enclosed WHITE voting instruction form.

3.       If you have previously signed and returned a [color] proxy card to the Company, you have every right to change your vote. Only your latest signed and dated proxy card will be counted. You may revoke any proxy card already sent to the Company by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided. Any proxy may be revoked at any time prior to the Annual Meeting by delivering a written notice of revocation or a later dated proxy for the Annual Meeting or by voting in person by ballot at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute a revocation.

4.       After voting the enclosed WHITE proxy card, do not sign or return a [color] proxy card unless you intend to change your vote. Only your latest signed and dated proxy will be counted.

5.       Please vote each and every WHITE proxy card and WHITE voting instruction form that you receive as each account must be voted separately.

If you have any questions concerning this Proxy Statement, would like to request additional copies of this Proxy Statement or need help voting your shares of Common Stock, please contact:

InvestorCom, Inc.

65 Locust Avenue, Suite 302

New Canaan, CT 06840

Stockholders call toll-free: (877) 972-0090 Banks and brokers call collect: (203) 972-9300

PRELIMINARY FORM OF PROXY CARD—SUBJECT TO COMPLETION

PLEASE VOTE TODAY!

SEE REVERSE SIDE

▼TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE AND
SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED▼

FORM OF PROXY CARD—WHITE

2018 ANNUAL MEETING OF STOCKHOLDERS

TSR, INC.

THIS PROXY IS SOLICITED BY ZEFF CAPITAL, L.P., ZEFF HOLDING COMPANY, LLC AND DANIEL ZEFF (THE “ZEFF GROUP”) AND NOT BY OR ON BEHALF OF THE BOARD OF DIRECTORS OF TSR, INC. (THE “BOARD”)

The undersigned stockholder of TSR, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Daniel Zeff and John G. Grau, and each of them, as proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock, par value $0.01 per share, of the Company registered in the name of the undersigned at the 2018 Annual Meeting of Stockholders of the Company to be held at 9:00 a.m., local time, on Wednesday, November 28, 2018, at the Company’s offices located at the Radisson Hotel, 110 Vanderbilt Motor Parkway, Hauppauge, New York 11788, and at any adjournments, postponements or other delays thereof and at any special meeting that may be called in lieu thereof  (the “Annual Meeting”).

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED (1) “FOR” THE ELECTION OF THE NOMINEES, H. TIMOTHY ERIKSEN AND BRADLEY M. TIRPAK; (2) “FOR” THE RATIFICATION OF THE APPOINTMENT OF COHNREZNICK LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING MAY 31, 2019; (3) “FOR” THE BOARD TAKING ALL NECESSARY STEPS TO ELIMINATE THE CLASSIFICATION OF THE BOARD AND TO REQUIRE THAT ALL DIRECTORS MUST BE ELECTED ON AN ANNUAL BASIS; (4) “FOR” AMENDMENTS TO THE AMENDED AND RESTATED BY-LAWS OF THE COMPANY (THE “BY-LAWS”) TO PROVIDE THAT THE NUMBER OF DIRECTORS THAT CONSTITUTE THE WHOLE BOARD MAY BE INCREASED ONLY WITH THE APPROVAL OF AT LEAST 80 PERCENT OF THE AUTHORIZED DIRECTORS; (5) “FOR” THE REPEAL OF ANY AMENDMENTS TO THE BY-LAWS ADOPTED BY THE BOARD WITHOUT THE APPROVAL OF STOCKHOLDERS AFTER AUGUST 27, 2018 AND PRIOR TO THE EFFECTIVENESS OF THIS RESOLUTION; AND (6) IN THE PROXY HOLDERS’ DISCRETION AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

This proxy revokes all prior proxies given by the undersigned with respect to the Annual Meeting.

YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE YOUR PROXY TODAY.

(continued, and to be signed and dated, on the reverse side)

YOUR VOTE IS IMPORTANT!

Please take a moment now to vote your shares of the Company’s common stock for the Annual Meeting.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE TODAY.

Vote by Mail—Please sign, date and return this WHITE proxy card in the postage paid envelope provided, or mail it to: The Zeff Group, c/o InvestorCom, 65 Locust Avenue, Suite 302, New Canaan, CT 06840.

▼PLEASE DETACH PROXY CARD HERE AND SIGN, DATE
AND RETURN IT IN THE POSTAGE-PAID ENVELOPE PROVIDED▼

PLEASE MARK VOTES AS IN THIS EXAMPLE: ☒

PROPOSAL 1—Election of Directors

1.                   To elect (01) H. Timothy Eriksen and (02) Bradley M. Tirpak as Class I directors, each to hold office until the Company’s 2021 Annual Meeting of Stockholders or until their respective successors have been elected and qualified.

Nominees:	(01) H. Timothy Eriksen	FOR ALL	WITHHOLD FOR ALL	FOR ALL EXCEPT
	(02) Bradley M. Tirpak	☐	☐	☐

INSTRUCTIONS: if applicable, to withhold authority to vote for any individual nominee(s), mark the “FOR ALL EXCEPT” box and write the name(s) of the excepted nominee(s) in the space below. Your shares of common stock will be voted FOR the remaining nominees.

THE ZEFF GROUP RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” ALL OF ITS NOMINEES LISTED IN PROPOSAL 1.

PROPOSAL 2—Ratification of Appointment of Independent Registered Public Accountants

2.                   The ratification of the appointment by the Audit Committee of the Board and the Board of CohnReznick LLP as the independent registered public accountants of the Company to audit and report on its consolidated financial statements for the fiscal year ending May 31, 2019.

☐    FOR                                       ☐   AGAINST                                       ☐   ABSTAIN

THE ZEFF GROUP RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 2.

PROPOSAL 3—Proposal Requesting a Declassified Board Structure

3.                   A proposal submitted by Zeff Capital requesting a declassified board structure.

☐    FOR                                       ☐   AGAINST                                       ☐   ABSTAIN

THE ZEFF GROUP RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 3.

PROPOSAL 4—Proposal Regarding Increases to Board Size

4.                   A proposal by Zeff Capital to specify that the number of directors that constitute the whole Board may be increased only with the approval of at least 80 percent of the authorized directors.

☐    FOR                                       ☐   AGAINST                                       ☐   ABSTAIN

THE ZEFF GROUP RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 4.

PROPOSAL 5—By-Law Restoration Proposal.

5.                   A proposal by Zeff Capital to repeal any amendments to the By-laws adopted by the Board without the approval of stockholders after August 27, 2018 (which is the date of the last publicly disclosed amendment to the By-laws), and prior to the effectiveness of the resolution effecting such repeal.

☐    FOR                                       ☐   AGAINST                                       ☐   ABSTAIN

THE ZEFF GROUP RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 5.

THIS PROXY IS VALID ONLY WHEN SIGNED.

Dated: ______________________, 2018

Printed Name of Stockholder

Signature of Stockholder (and title, if any)

Signature of Stockholder (if held jointly)

Please sign exactly as your name or names appear on the stock certificate or on the attached label. If shares of common stock are held jointly, each stockholder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE PROMPTLY SIGN, DATE AND RETURN THIS WHITE PROXY CARD
IN THE POSTAGE-PAID ENVELOPE PROVIDED.